DELAWARE VIP® TRUST

Nomura VIP Small Cap Value Series
(the “Series”)

Supplement to the Series’ Summary Prospectus, Statutory Prospectus, and Statement of additional Information, each dated April 30, 2026, as amended

Effectively immediately, Jonathan Ketzner is added as a portfolio manager for the Series.

On or about June 30, 2027, Kent Madden will retire from Delaware Management Company, the Series’ manager, and will no longer be a portfolio manager of the Series.

On or about December 31, 2026, Mr. Madden’s title will change to “Managing Director, Senior Portfolio Manager US Small-Mid Cap Value Equity” and Ms. Kelley Carabasi’s title will change to “Managing Director, Head of US Small-Mid Cap Value Equity.”

Effective immediately, the following replaces the section of the Series’ Statutory Prospectus entitled “Series Summaries — Nomura VIP Small Cap Value Series — Who manages the Series? — Investment Manager”:

Investment manager
Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Kelley Carabasi, CFA*	Managing Director, Co-Head of US Small-Mid Cap Value Equity	July 2012
Kent Madden, CFA**	Managing Director, Co-Head of US Small-Mid Cap Value Equity	July 2012
Michael Foley, CFA	Managing Director, Senior Portfolio Manager - US Small-Mid Cap Value Equity	July 2019
Jonathan Ketzner	Executive Director, Portfolio Manager – US Small-Mid Cap Value Equity	August 2026

* On or about December 31, 2026, Ms. Carabasi’s title will change to “Managing Director, Head of US Small-Mid Cap Value Equity.”
** On or about June 30, 2027, Mr. Madden will be retiring from the Manager and no longer be a portfolio manager of the Series. On or about December 31, 2026, Mr. Madden’s title will change to “Managing Director, Senior Portfolio Manager – US Small-Mid Cap Value Equity”.

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Series.

Effective immediately, the following replaces the corresponding information in the section of the Series’ Statutory Prospectus entitled “Who manages the Series — Portfolio managers — Nomura VIP Small Cap Value Series:”

Kelley Carabasi and Kent Madden (until his retirement from the Manager on or about June 30, 2027) have primary responsibility for making day-to-day investment decisions for the Series. Ms. Carabasi and Mr. Madden regularly consult with Michael Foley and Jonathan Ketzner.

Effective immediately, the following is added in alphabetical order to the section of the Series Statutory Prospectus entitled “Who manages the Series — Portfolio managers:”

Jonathan Ketzner
Executive Director, Portfolio Manager – US Small-Mid Cap Value Equity

Jonathan is a Portfolio Manager for the US Small-Mid Cap Value Equity Team at Nomura Asset Management International, a role he assumed in August 2026. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. Previously, he was a Senior Equity Analyst on the team since March 2022.
Prior to Macquarie, he worked at Janney Montgomery Scott from September 2010 to March 2022 as a Director in the Financial Institutions and Real Estate Investment Banking Groups. Prior to Janney, Jonathan worked at Citi as a Financial Analyst in its Corporate Strategy and Mergers & Acquisitions Group from July 2007 to September 2010. He received a Bachelor of Arts in history and a Master of Arts in international relations and economics from Johns Hopkins University.

Effective immediately, the following information is added to the chart in the section of the Series’ Statement of Additional Information entitled, “Portfolio Managers – Other Accounts Managed”:

	No. of Accounts	Total Assets Managed (USD)	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Jonathan Ketzner*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
* As of July 31, 2026

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in, or redemption from, a Series or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.
This Supplement is dated August 24, 2026.